UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018 (July 30, 2018)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On July 31, 2018, The Scotts Miracle-Gro Company (the “Company”) issued a news release reporting information regarding its results of operations for the three and nine months ended June 30, 2018 and its financial condition as of June 30, 2018. The news release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2018, the Board of Directors (the “Board”) of The Scotts Miracle-Gro Company (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board (“Nominating Committee”), appointed Craig R. Hargreaves as a Class II member of the Board in order to fill a vacancy. As a Class II director, Mr. Hargreaves will hold office for a term scheduled to expire at the 2021 Annual Meeting of Shareholders of the Company. Upon the recommendation of the Nominating Committee, the Board also appointed Mr. Hargreaves to serve on the Board's Finance Committee and Innovation and Technology Committee.

In his capacity as a non-employee director of the Company, Mr. Hargreaves will receive the same compensation for 2018 as other non-employee directors of the Company, pro-rated to reflect the time he serves on the Board during the 2018 calendar year, which consists of cash retainer payments in the amount of $41,667 and a grant of deferred stock units (“DSUs”) with a grant date value of $77,083. The DSUs, which are granted under The Scotts Miracle-Gro Company Long-Term Incentive Plan, have a grant date of July 31, 2018 and will vest on the one-year anniversary of the grant date provided that his Board service has continued through such date, subject to accelerated vesting in the event of Mr. Hargreaves’ death or disability.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	News release issued by The Scotts Miracle-Gro Company on July 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: July 31, 2018	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated July 31, 2018
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description

99.1	News release issued by The Scotts Miracle-Gro Company on July 31, 2018